UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2014 (April 25, 2014)

Excel Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	333-173702	27-3955524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Madison Avenue, Suite 1101 New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 921-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K/A

EXCEL CORPORATION

On April 25, 2014, we filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Form 8-K”), with respect to the Completion of Acquisition (the “Transaction”) with Payprotec Oregon, LLC (d/b/a Securus Payments), an Oregon Limited Liability Corporation (“Payprotec”).

We are filing this amendment to the Form 8-K in order to include our pro forma financial statements as of, and for the year ended, December 31, 2013 that give effect to the acquisition no later than 75 days after consummation of the acquisition pursuant to 17 CFR 210.8-04 and 201.8-05.

Item 9.01              Financial Statements and Exhibits

(b)          Pro Forma Financial Information . In accordance with Item 9.01(b), our pro forma financial statements are filed in this Current Report on Form 8-K/A as Exhibit 99.2.

(d)          Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K/A.

Exhibit No.	Description

99.1	Payprotec audited financial statements for the years ended December 31, 2012 and December 31, 2013.

99.2	Unaudited pro forma consolidated balance sheets as of December 31, 2013 and unaudited pro forma consolidated statement of operations for the year ended December 31, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 13, 2014

EXCEL CORPORATION

By:	/s/Ruben Azrak
Name:	Ruben Azrak
Title:	Chief Executive Officer

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INDEX TO EXHIBITS

99.1	Payprotec audited financial statements for the years ended December 31, 2012 and December 31, 2013.

99.2	Unaudited pro forma consolidated balance sheets as of December 31, 2013 and unaudited pro forma consolidated statement of operations for the year ended December 31, 2013.

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